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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Tyco International Ltd. Form S-4 registration statement of our report dated February 8, 2001 included in McGrath RentCorp's Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in the registration statement.



                                          /s/ ARTHUR ANDERSEN LLP



San Francisco, California
May 20, 2002